Morgan Stanley Flexible Income Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2003 - October 31, 2003



 Security   Purcha  Size of  Offeri   Total   Amount   % of    % of
Purchased     se/   Offerin    ng     Amount    of    Offeri   Fund   Brokers
             Trade     g     Price      of    Shares    ng      s
             Date              of    Offerin  Purcha  Purcha   Tota
                             Shares     g       sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

  Eircom    07/29/  250,000  $100.0  $25,000  400,00  0.008%    %     Barclays
 Funding      03      ,000     0     ,000,00     0                    Capital,
                                        0                             Goldman
                                                                       Sachs
                                                                     Internatio
                                                                        nal,
                                                                     Citigroup,
                                                                       Morgan
                                                                      Stanley,
                                                                        Davy
                                                                     Stockbroke
                                                                      rs, The
                                                                     Royal Bank
                                                                         of
                                                                      Scotland
                                                                        and
                                                                      Deutsche
                                                                        Bank





  Dynegy                                                              Banc of
 Holdings   08/01/  525,000  $99.37  $52,169  525,00  0.001%    %     America
   Inc.       03      ,000           ,775,00     0                   Securities
                                        0                               LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                     Citigroup,
                                                                       Morgan
                                                                      Stanley,
                                                                     JP Morgan,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                      ed, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Credit
                                                                      Lyonnais
                                                                     Securities
                                                                       (USA),
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , SG Cowen
                                                                       and TD
                                                                     Securities


                                                                      Goldman
 Graphic                                                              Sachs &
Packaging                                                               Co,
Internatio  08/01/  425,000  $100.0  $42,500  875,00  0.002%    %     Deutsche
nal, Inc.     03      ,000     0     ,000,00     0                    Bank, JP
                                        0                             Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                       ed and
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC


                                                                      Banc of
                                                                      America
MGM Mirage  09/11/  6,000,0  $100.0  $600,00  10,300  0.172%    %    Securities
              03       00      0      0,000                             LLC,
                                                                     Citigroup,
                                                                      Deutsche
                                                                      Bank, JP
                                                                      Morgan,
                                                                     CIBC World
                                                                      Markets,
                                                                     Commerzban
                                                                         k
                                                                     Securities
                                                                      , Morgan
                                                                      Stanley,
                                                                       Scotia
                                                                      Capital,
                                                                      SG Cowen
                                                                      and Well
                                                                       Fargo
                                                                     Securities
                                                                        LLC



                    12,594,  $99.25  $1,250,  166,20   0.01%    %     ABN AMRO
   SLM      09/17/    458              000,      0                   Incorporat
Corporatio    03                       000                            ed, Banc
 n Medium                                                            of America
   Term                                                              Securities
  Notes,                                                             LLC, Banc
 Series A                                                               One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Barclays
                                                                      Capital,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                       , FTN
                                                                     Financial
                                                                     Securities
                                                                       Corp,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                      Bank and
                                                                      Wachovia
                                                                      Capital
                                                                      Markets


  Nextel    09/17/           $101.0  $1,000,  1,173,   0.12%    %       Bear
              03             0       000,000    267                   Stearns
            10/22/  10,004,  $13.85  $1,000,  95,045   0.01%    %     Banc of
 Telecom      03      702            000,000                          America
  Italia                                                             Securities
 Capital                                                                LLC,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                     Lynch & Co
                                                                     and Morgan
                                                                      Stanley

            11/18/  5,015,0  $99.70  $500,00  80,000  0.0001    %     Barclays
 Imperial     03       45             0,000              %            Capital,
 Chemical                                                            Citigroup,
Industries                                                              UBS
   PLC                                                               Investment
                                                                       Bank,
                                                                       Morgan
                                                                      Stanley,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                     ed, HSBC,
                                                                       Mizuho
                                                                     Internatio
                                                                      nal plc,
                                                                      Standard
                                                                     Chartered
                                                                      Bank and
                                                                     The Royal
                                                                      Bank of
                                                                      Scotland

            11/18/  5,015,0  $99.70  $500,00  40,000  0.0001    %     Barclays
 Imperial     03       45             0,000              %            Capital,
 Chemical                                                            Citigroup,
Industries                                                              UBS
   PLC                                                               Investment
                                                                       Bank,
                                                                       Morgan
                                                                      Stanley,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                     ed, HSBC,
                                                                       Mizuho
                                                                     Internatio
                                                                      nal plc,
                                                                      Standard
                                                                     Chartered
                                                                      Bank and
                                                                     The Royal
                                                                      Bank of
                                                                      Scotland

            11/19/  15,039,  $99.74  $1,500,  100,26   0.01%    %    Citigroup,
              03      101            000,000     0                    Goldman
Hutchison                                                              Sachs
 Whampoa                                                               (Asia)
Internatio                                                           LLC, HSBC,
   nal                                                                Merrill
 (033/33)                                                             Lynch &
 Limited                                                                Co,
                                                                      Deutsch
                                                                      Bank, JP
                                                                     Morgan and
                                                                       Morgan
                                                                      Stanley